United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

             CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 12, 1999

                                 SUNGROUP, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)


        Tennessee                       0-3851                    72-1151881
        ---------                       ------                    ----------
(State or other jurisdiction       (Commission File             (IRS Employer
     of incorporation)                  Number)              Identification No.)

           2201 Cantu Court, Suite 102a, Sarasota, Florida 34232-6254
           ----------------------------------------------------------
           (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (941) 377-6710

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On February 12, 1999, SunGroup Broadcasting of New Mexico, Inc. ("SunGroup Broadcasting of New Mexico"), a wholly-owned subsidiary of SunGroup, Inc. ("SunGroup"), consummated its sale of substantially all of the assets of radio station KKSS-FM ("Radio Station"), in Albuquerque, New Mexico, to Simmons Media Group, Inc. ("Simmons"). The initiation of this transaction pursuant to execution of the Asset Purchase Agreement by and between SunGroup and Sunburst Media, LP was disclosed in SunGroup's Current Report on Form 10-Q, filed with the Securities and Exchange Commission on November 13, 1998. The net proceeds to SunGroup, Inc. from the disposition of the Radio Station were $5,500,000.00

         There exists no material relationship between Simmons and SunGroup, or any of its officers, directors or affiliates.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         b)   Pro Forma Financial Information.

              The Pro Forma financial information reflects the current interim period and the corresponding interim period of the preceding fiscal year as though the transaction occurred at the beginning of the periods.

                                                        12 Months         12 Months
                                                     Ended 12-31-98    Ended 12-31-97
                                                     --------------    --------------
              Revenue                                 $ 4,645,827       $ 8,031,573
              Income from Continuing Operations          (385,052)        1,157,729
              Net Income                                8,004,770          (759,109)
              Income Per Share                               1.15              (.11)

         c)   Exhibits.

         2) Asset Purchase Agreement by and between SunGroup, Inc. and Sunburst Media, LP dated February 13, 1998, is hereby incorporated by reference to SunGroup's Current Report or Form 10-Q filed November 13, 1998.


         3)   Articles of Incorporation and By-Laws

                 (i) The Articles of Incorporation of SunGroup are incorporated herein by reference to SunGroup's Annual Report on Form 10-KSB filed December 31, 1993.

                 (ii) The By-Laws of SunGroup are incorporated herein by reference to SunGroup's Annual Report on Form 10-K filed December 31, 1984


                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SUNGROUP, INC.


Date:    February 24, 1999             By:  /s/ James A. Hoetger
         -----------------                  -----------------------
                                            James A. Hoetger.
                                            Vice President, Finance